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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                        The Security Exchange Act of 1934


Date of Report (Date of earliest event reported)                October 30, 1996


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                          SMITH TECHNOLOGY CORPORATION
                          ----------------------------
            (Exact name of registrant as specified in its charter)



           DELAWARE                     0-14992                 38-2294876

(State of other jurisdiction of     (Commission File           (IRS Employer
  incorporated organization)            Number)              identification No.)


                            Bayview Corporate Center
                          3501 Jamboree Road, Suite 550
                             Newport Beach, CA 92660
                    (address of principal executive offices)



       Registrant's telephone number, including area code: (714) 737-7900



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Item 5.  Other Events


On October 30, 1996, the Company and its Senior Lenders executed the Fifth Amendment to the Forbearance Agreement dated June 7, 1996, in connection with its Loan and Security Agreement, extending the forbearance period to November 30, 1996.

On November 28, 1996, the Company and its Senior Lenders executed the Sixth Amendment to the Forbearance Agreement dated June 7, 1996 in connection with its Loan and Security Agreement, extending the forbearance period to December 31, 1996.


Item 7.  Financial Statements and Exhibits


         c. Exhibits
            The following exhibit is filed herewith:

            Exhibit No.
            10.31 - Fifth Amendment to the Forbearance Agreement.

            10.32 - Sixth Amendment to the Forbearance Agreement.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          SMITH TECHNOLOGY CORPORATION


                                          By:   /s/ William T. Campbell
                                                -----------------------
                                                William T. Campbell
                                                Vice President-Finance


January 9, 1997



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